THIRD AMENDMENT AGREEMENT TO LAB FACILITIES AND SERVICES AGREEMENT

THIS AGREEMENT is dated for reference the 19th day of May, 2010.

BETWEEN:

NATAC BIOTECH, S.L., a Spanish corporation having an address at Calle Ana de Austria, 28660 Boadilla del Monte, Madrid, Spain

(hereinafter called "Natac")

OF THE FIRST PART

AND:

CALECO PHARMA CORP., a Nevada corporation having an address at Suite 410 – 103 East Holly Street, National Bank Building, Bellingham, WA 98225.

(hereinafter called "Caleco")

OF THE SECOND PART

WHEREAS:

A. Natac and Caleco entered into a Lab Facilities and Services Agreement (the “Lab Facilities and Services Agreement”) dated February 18, 2010 pursuant to which Natac has agreed to grant access to its laboratory facility and procure certain laboratory services to Caleco in accordance with the terms and conditions of the Lab Facilities and Services Agreement.

B. On March 19, 2010, Natac and Caleco entered into an amendment agreement to the Lab Facilities and Services Agreement whereby Caleco and Natac agreed to extend the closing date to April 19, 2010 and extend all payment dates by thirty days.

C. On April 19, 2010, Natac and Caleco entered into a second amendment agreement to the Lab Facilities and Services Agreement whereby Caleco and Natac agreed to extend the closing date to May 19, 2010 and extend all payment dates.

D. Natac has agreed to further extend the closing date to September 10, 2010 and to further extend all payment dates and the term of the Lab Facilities and Services Agreement.

NOW, THEREFORE, in consideration of the premises contained herein and the sum of $10.00 paid by Caleco to Natac, the receipt and sufficiency are hereby acknowledged, Natac and Caleco agree as follows:

1.	Definitions. Except as otherwise set out herein, capitalized terms used in this Agreement shall have the same meaning as specified in the Lab Facilities and Services Agreement.

2.	Amendment. The Lab Facilities and Services Agreement be amended as follows:

	(i)	Section 2.2(b) of the Lab Facilities and Services Agreement is replaced in its entirety with the following:

		“(b)	issuance of a promissory note in the amount of 130,000 Euros (of which 11,625 Euros has been paid on May 6, 2010) payable on or before September 10, 2010 (the “Closing Date”) (which promissory note has been issued on February 10, 2010)”

	(ii)	Section 2.2(c) of the Lab Facilities and Services Agreement is replaced in its entirety with the following:

		“(c)	100,000 Euros on or before September 30, 2010, December 31, 2010, March 31, 2011 and June 30, 2011; and”

(iii)	Section 2.2(d) of the Lab Facilities and Services Agreement is replaced in its entirety with the following:

	“(d)	125,000 Euros on or before:

		(i)	September 30, 2011, December 31, 2011, March 31, 2012 and June 30, 2012; and

		(ii)	September 30, 2012, December 31, 2012, March 31, 2013 and June 30, 2013.”

(iv)	Section 5.1 of the Lab Facilities and Services Agreement is replaced in its entirety with the following:

	“5.1	The term of this Agreement shall commence on September 10, 2010 (the “Closing Date”) and continue until September 30, 2013 (the “Term”)”

3.

Monthly Payments. During the period October 1, 2010 to December 31, 2010, Caleco may pay monthly payments in lieu of quarterly payments with respect to any fees due under the Lab Facilities and Services Agreement.

4.

Extension of Promissory Note. Natac agrees to extend the due date of the promissory note dated February 10, 2010 in the amount of 130,000 Euros (of which 11,625 Euros has been paid on May 6, 2010) to September 10, 2010.

5.

No Other Modification. The parties confirm that the terms, covenants and conditions of the Lab Facilities and Services Agreement remain unchanged and in full force and effect, except as modified by this Agreement.

6.

Independent Legal Advice. This Agreement has been prepared by O’Neill Law Group PLLC acting solely on behalf of Caleco, and Natac acknowledges that it has been advised to obtain independent legal advice.

7.

Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

8.	Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject hereof.

9.

Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement as of June 10, 2010.

NATAC BIOTECH S.L.

/s/ Lourdes Marquez
By Its Authorized Signatory

CALECO PHARMA CORP.

/s/ John Boschert
By Its Authorized Signatory